SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K/A

                          CURRENT REPORT

             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                         February 9, 2001


                    CROWN RESOURCES CORPORATION
      (Exact name of registrant as specified in its charter)


      Washington             0-17480             84-1097086
   (State or other         (Commission       (I.R.S. Employer
   jurisdiction of         File Number)      Identification
    incorporation)                               Number)


        1675 Broadway, Suite 2400, Denver, Colorado 80202
             (Address of Principal Executive Offices)

  Registrant's telephone number,
  including area code:                           (303) 534-1030


 (Former name or former address, if changed since last report)

Item 7b.  Pro forma financial information.

     The pro forma financial information below relates to Crown Resources Corporation's ("Crown") subsidiary's, Solitario Resources Corporation ("Solitario"), completion of a merger between Solitario and Altoro Gold Corp. ("Altoro") of Vancouver, B.C. as described in the current report 8K dated October 18, 2000.

     Because Crown no longer holds at least 50% of the voting shares of Solitario, it is appropriate to account for Crown's investment in Solitario by using the equity method. Accordingly the accompanying unaudited pro forma statements include Crown's balance sheet as of September 30, 2000 and Crown's income statements for the for the nine months ended September 30, 1999 and for the year ended December 31, 1999. The unaudited pro forma statement of income of Crown for the nine months ended September 30, 2000 gives effect to the transaction as if it occurred on January 1, 1999. The unaudited pro forma balance sheet as of September 30, 2000 gives effect to the transaction as of that date.

     The unaudited pro forma balance sheet reflects the acquisition of the Altoro assets by Solitario and the accounting for Crown's ownership of Solitario on the equity method.
Additionally, the unaudited pro forma income statements account for the interest in the combined Solitario income (or loss) on the equity method.

                               Crown Resources Corporation
                                 Pro Forma Balance Sheet
                                As of September 30, 2000
                                        unaudited
                                         (000's)
Consolidated
                              Crown as  Pro forma      Pro forma
Description                   reported  adjustments    Notes     Results
Assets:
  Current assets             $   8,195  $   (6,924)       1,2   $     1,253
  Mineral Properties            15,708        ( 97)         1        15,611
  Investment in uncon-
    solidated sub.                  -        5,180          2         5,180
  Other Assets                   1,104        (944)         1           160
Total assets                 $  25,007   $  (2,803)              $   22,204

Liabilities:
  Current liabilities        $   15,256  $     (98)         1    $   15,158
  Minority interest in con-
    solidated sub.                3,376     (3,376)         1            -
Total liabilities                18,632     (3,474)                  15,158
Equity:
  Common stock                      146         -                       146
  Paid in capital                34,827        676          1        35,503
  Retained earnings             (28,603)        -                   (28,603)
  Other comprehensive income
     (loss)                           5         (5)         1            -
Total equity                      6,375        671                     7,046
Total liabilities and
   stockholder's equity        $ 25,007  $  (2,803)                $  22,204

Notes:
1. Reflects removal of assets, liabilities and minority interest of Solitario from
     Crown's previously reported (historical) consolidated financial statements.
2. Reflects the addition of the equity ownership of Crown in the combined Solitario's net assets as of September 30, 2000 under the equity method. Note this includes the inclusion of a $91,000 receivable from Solitario, which had previously been eliminated in consolidation.


                               Crown Resources Corporation
                               Pro Forma Income Statement
                      for the nine months ended September 30, 2000
                                        unaudited
                                         (000's)
                                 Consolidated
                                  Crown as   Pro forma                Pro forma
Description                       reported   adjustments    Notes     Results
Revenues                         $  6,332   $    (6,169)       1      $    163
Costs and expenses:
 Exploration expense                  880          (703)       1           177
 General and administration
   and other                        1,807          (467)       1         1,340
 Abandonment and impairment of
   mining claims and leases         1,269            -                   1,269
  Total costs and expenses          3,956        (1,170)                 2,786

                                    2,376        (4,999)        1       (2,623)
Equity in earnings of uncon-
   solidated sub.                      -         (1,721)        2        1,721
Net income before minority
   interest                         2,376        (3,278)                  (902)
Minority interest in subsidiary    (2,142)        2,142         1           -
Net income                       $    234   $    (1,136)               $  (902)
Basic and fully diluted earnings per common
   and common equivalent share   $   0.02   $    ( 0.08)               $  (0.06)
Weighted average number of shares
   outstanding                     14,552        14,552                  14,552

Notes:
1    Reflects removal of  revenues, expenses and
minority interest in Solitario from
     Crown's previously reported (historical)
consolidated financial statements.
2    Reflects the addition of the equity ownership of
Crown in the combined Solitario's
     net income under the equity method.












                               Crown Resources Corporation
                               Pro Forma Income Statement
                          for the year ended December 31, 1999
                                         (000's)
                                   Pro forma      Pro forma
Description                        historical     adjustments    Notes     Results
Revenues                           $      539     $     (263)       1      $     (276)
Costs and expenses:
  Exploration expense                   1,025           (666)       1             359
  General and administration
    and other                           2,403           (506)        1          1,897
  Abandonment and impairment of
    mining claims and leases              166             -          1            166
Total costs and expenses                3,594         (1,172)                   2,422
                                       (3,055)           909                   (2,146)
Equity in earnings of uncon-
   solidated sub.                          -          (1,017)        2         (1,017)
Net loss before minority interest      (3,055)          (108)                  (3,163)
Minority interest in subsidiary           389           (389)        1             -
Net income before cumulative effect
   of change in accounting principal   (2,666)          (497)        1         (3,163)
Cumulative effect of change in
   accounting principal                (8,451)         2,565         1         (5,886)
Net loss                            $ (11,117)   $     2,068               $   (9,049)
Per common share:
 Basic and fully diluted loss before cumulative
    effect of change in
    accounting principal            $  (0.18)    $  ( 0.04)                 $  (0.22)
  change in accounting principal       (0.58)         0.18                     (0.40)
  Basic and fully diluted loss      $ ( 0.76)    $  ( 0.14)                 $  (0.62)
Weighted average number of shares
   outstanding                        14,534        14,534                    14,534

Notes:
1    Reflects removal of  revenues, expenses and
minority interest in Solitario from
     Crown's previously reported (historical)
consolidated financial statements.
2    Reflects the addition of the equity ownership of
Crown in the combined Solitario's
     net income under the equity method.









                                        SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                      CROWN RESOURCES CORPORATION


Dated:     February 9, 2001 By:  /s/ James R. Maronick
                                           James R. Maronick
                                        Chief Financial Officer